Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

a Series of Asset Management Fund

Supplement dated June 14, 2019

to the Statement of Additional Information dated October 28, 2018,

as amended November 28, 2018 and January 24, 2019

•	On page 24, the fifth paragraph is hereby deleted in its entirety.

•	On page 25, prior to the “Portfolio Managers” section, the following sub-section and paragraph is hereby inserted:

Investment Sub-Adviser for Large Cap Equity Fund

System Two Advisors L.P. (“Sub-Adviser” or “S2”), located at 47 Maple Street, #303 A, Summit, New Jersey 07901, serves as investment sub-adviser to the Fund. S2 was established in 2011 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. As sub-adviser to the Large Cap Equity Fund, S2 provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. S2 determines from time to time what securities and other investments will be purchased, retained or sold by the Fund. S2 manages the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and Statement of Additional Information as well as any other investment guidelines communicated by the Adviser to S2 in writing. S2 is responsible for negotiating the terms and arrangements for the execution of buys and sells of portfolio securities for the Fund with its approved brokers. S2 is also responsible for voting in respect of securities held in the Fund’s portfolio and will exercise the right to vote in accordance with S2’s proxy voting policy. As of February 28th, 2019, S2 had approximately $118 million in assets under management. S2 is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services, S2 is paid by the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 51% of the investment advisory fee up to and including $40 million, 60% of the investment advisory fee on assets from $40.01 million to $100 million, 65% of the investment advisory fee on assets from $100.01 million to $150 million, 75% of the investment advisory fee on assets from $150.01 million to $500 million, 80% of the investment advisory fee on assets from $500.01 million to $750 million, 85% of the investment advisory fee on assets from $750.01 million to $1 billion, 90% of the investment advisory fee on assets greater than $1 billion.

After an initial two-year term, the continuance of the Sub-Adviser Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Adviser Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser Agreement will terminate automatically in the event of its assignment or in the event of a termination of the Adviser Agreement, and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Fund, on 60 days’ written notice, or by the Investment Adviser or Sub-Adviser on 60 days’ written notice.

The investment advisory services of the Sub-Adviser are not exclusive under the terms the Sub-Adviser Agreement. The Sub-Adviser is free to render investment advisory services to others.

•	Page 26 is hereby deleted in its entirety and replaced as follows:

The other accounts for Ms. Galliano, listed above, are accounts she manages as an employee of S2. This may cause potential conflicts of interest for Ms. Galliano. The Investment Adviser and Sub-Adviser believe that these potential conflicts are mitigated by the Large Cap Equity Fund’s investments primarily in large, liquid stocks, the use of investment models by Ms. Galliano in managing the Large Cap Equity Fund and other accounts and the Investment Adviser’s oversight of Ms. Galliano’s management of the Fund.

The other accounts for Mr. Lim, listed above, are accounts he manages as an employee of Treesdale. This may cause potential conflicts of interest for Mr. Lim. The Investment Adviser and Sub-Adviser believe that these potential conflicts are mitigated by the Fund’s investments primarily in repurchase agreements and the Investment Adviser’s oversight of Mr. Lim’s management of the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Funds’ investment strategies and the investment strategies of the other accounts managed by the portfolio managers. Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser, Sub-Advisers or managed by the portfolio managers. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser, Sub-Advisers or managed by the portfolio managers. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund. For the Large Cap Equity Fund, all trades for the Fund are executed by the Sub-Adviser. For the Ultrashort Financing Fund, all trades are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Lim. The Sub-Advisers have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Advisers manage are fairly and equitably allocated.

Portfolio Manager Compensation

The Investment Adviser compensates the portfolio managers (except for Ms. Galliano and Mr. Lim) for their management of the Funds. The portfolio managers of the Ultra Short Mortgage Fund are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. They may receive all or some combination of salary and annual discretionary bonus, and are eligible to participate in the Adviser’s benefit plans. For the Large Cap Equity Fund, Ms. Galliano is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Investment Adviser. Ms. Galliano is compensated in the form of a salary. For the Ultrashort Financing Fund, Mr. Lim is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Investment Adviser. Mr. Lim is compensated in the form of net revenue sharing based on the sub-advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the Sub-Adviser’s clients, including the Fund and its investors. The portfolio manager’s overall compensation is tied to the profitability of the Sub-Adviser.

•	On page 29, the “Proxy Voting Policies and Procedures” section, is hereby deleted in its entirety and replaced as follows:

For the Funds, the Trust has delegated to the Investment Adviser (for Ultra Short Mortgage Fund and Ultrashort Financing Fund) and S2 (for Large Cap Equity Fund) the responsibility for voting the proxies related to portfolio securities, subject to the Board of Trustee oversight. It is the Investment Adviser’s and S2’s policy to vote proxies in a manner that is most economically beneficial to a Fund. The Investment Adviser’s and S2’s Proxy Policies contain guidelines which reflect the Investment Adviser’s and S2’s policies with respect to voting for or against certain matters, or on a case-by-case basis for other matters. When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser’s Executive Committee determines the vote. For S2, when a material conflict exists, the portfolio manager, the investment team and others will determine the best method for resolving the conflict in a manner that affords priority to S2’s clients. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-247-9780 or on the Securities and Exchange Commission’s website at http://www.sec.gov. It is anticipated that only the Large Cap Equity Fund will invest in voting securities.

This Supplement and the Prospectus and Statement of Additional Information
SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road

Suite 210

Gahanna, Ohio 43230